WELLS FARGO VARIABLE TRUST

Growth Fund

Supplement dated September 10, 2001 to the

Prospectuses dated May 1, 2001, as

Supplemented May 17, 2001, August 28, 2001, and August 31, 2001

Effective September 13, 2001, Deborah Meacock replaces Kelli Hill and Stephen Biggs as the portfolio manager responsible for the day-to-day management of the Growth Fund.

Ms. Meacock has been a portfolio manager with Wells Capital Management Incorporated ("WCM") and Wells Fargo Bank Minnesota, N.A. (and its predecessor) for more than ten years. She is a Managing Director of separate account portfolio management, leading a team of portfolio managers in managing assets in a growth equity style for institutions, non-profit organizations and planned giving programs. Ms. Meacock received her undergraduate degree in Education/French from Oxford University, England, in 1976, and she is a Chartered Financial Analyst.